Supplement dated May 5, 2005 to the
Statement of Additional Information for Pacific Funds
Dated July 1, 2004, as amended and restated December 31, 2004

This supplement amends the Funds’ Statement of Additional Information (SAI) to reflect the following:

Under ORGANIZATION AND MANAGEMENT OF THE FUND, the following changes are made:

     Under the subsection Management Information, the following are added under Interested Persons:

     The Number of Portfolios overseen in the Fund Complex for all trustees and officers is 53 (34 portfolios of Pacific Select Fund and 19 funds of Pacific Funds) as of May 1, 2005.

	Position (s) with the Fund	Principal Occupation(s) During Past 5 years
Name and Age	and Length of Time Served	(and certain additional occupation information)
Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President (2/00 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present) and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Chief Compliance Officer (1/03 to present) of Pacific Life and Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company, Pacific LifeCorp, (6/04 to present) of Pacific Select Fund.

Laurene E. MacElwee Year of birth 1966	Vice President and Assistant Secretary since 4/04/05	Assistant Vice President (4/02 to present) and Director (4/00 to 4/02) of Pacific Life; Assistant Vice President and Assistant Secretary of Pacific Select Fund (4/05 to present).

Katayoun Mobedshahi Year of birth 1972	Vice President and Assistant Secretary since 4/04/05	Assistant Vice President and Investment Counsel of Pacific Life (2/05 to present); Assistant Vice President and Assistant Secretary of Pacific Select Fund (4/05 to present); Associate, Stradley Ronon Stevens & Young, LLP (5/03 to 2/05); Senior Counsel, Securities & Exchange Commission (4/01 to 5/03); Associate General Counsel, North American Securities Administrators Association (NASAA)(10/98 to 4/01).

Under the subsection Fund Management Agreements:

     The following information is added for A I M Capital Management, Inc. (“AIM’’):

     Effective May 1, 2005, for the services provided, Pacific Life pays a monthly fee to AIM based on an annual percentage of the average daily net assets of the PF AIM Blue Chip Fund and the PF AIM Aggressive Growth Fund, according to the following schedules:

PF AIM Blue Chip Fund

Rate (%)	Break Point (assets)
0.45%	of the first $25 million
0.40%	on the next $125 million
0.35%	on the next $850 million
0.30%	on the next $1 billion
0.25%	on excess

     When determining the break point rate, the combined average daily net assets of the PF AIM Blue Chip Fund and the Blue Chip Portfolio of the Pacific Select Fund are aggregated.

PF AIM Aggressive Growth Fund

Rate (%)	Break Point (assets)
0.50%	of the first $50 million
0.45%	on the next $50 million
0.40%	on excess

     When determining the break point rate, the combined average daily net assets of the PF AIM Aggressive Growth Fund and the Aggressive Growth Portfolio of the Pacific Select Fund are aggregated.

     The following information is added for Janus Capital Management LLC (“Janus”):

     Effective May 1, 2005, for the services provided, Pacific Life pays a monthly fee to Janus based on an annual percentage of the average daily net assets of the PF Janus Growth LT Fund, according to the following schedule:

PF Janus Growth LT Fund

Rate (%)	Break Point (assets)
0.45%	of the first $25 million
0.40%	on the next $125 million
0.35%	on the next $850 million
0.30%	on the next $1 billion
0.25%	on excess

     When determining the break point rate, the combined average daily net assets of the PF Janus Growth LT Fund and the Growth LT Portfolio of the Pacific Select Fund are aggregated.